EXHIBIT A
                                                                     ---------

                                 BCE Inc.
                       Directors as of June 23, 1998

          Name                        Business Address                  Dates

Barford, Ralph MacKenzie     President
                             Valleydane Corporation Limited
                             20 Eglinton Avenue W., Suite 1903
                             P.O. Box 2026
                             Toronto, Ontario
                             Canada
                             M4R 1K8

Currie, Richard James        President
                             George Weston Limited
                             22 St. Clair Avenue East
                             Suite 2001
                             Toronto, Ontario
                             Canada
                             M4T 2S7

Guillevin Wood, Jeannine     Chairman of the Board
                             Banque Laurentienne du Canada
                             1980, avenue McGill College
                             20e etage
                             Montreal, Quebec
                             Canada
                             H3A 3K3

Levitt, Brian Michael        President and Chief Executive Officer
                             Imasco Limited
                             600, boul. de Maisonoeuve ouest
                             19th Floor
                             Montreal, Quebec
                             Canada
                             H3A 3K7

Maier, Gerald James          Chairman of the Board
                             TransCanada PipeLines Limited
                             3400, 237 Fourth Avenue S.W.
                             Calgary, Alberta
                             Canada
                             T2P 5A4

McArthur, John Hector        Dean Emeritus
                             Harvard Univ. Graduate School of Bus.
                             Admin.
                             Soldiers Field
                             Boston, Massachusetts
                             U.S.A.
                             02163

Monty, Jean Claude           President and Chief Executive Officer
                             BCE Inc.
                             1000, rue de La Gauchetiere Ouest
                             Bureau 3800
                             Montreal, Quebec
                             Canada
                             H3B 4Y7

Newali, James Edward         Chairman
                             Newali & Associates
                             2015 Barkem Hall
                             855 - 2nd Street S.W.
                             Calgary, Alberta
                             Canada
                             T2P 4J7

Saint-Pierre, Guy            Chairman of the Board
                             Groupe SNC-Lavalin Inc.
                             455, boul. Rene-Levesque Ouest
                             21e etage
                             Montreal, Quebec
                             Canada
                             H2Z 1Z3

Wilson, Lynton Ronald        Chairman of the Board
                             BCE Inc.
                             1000, rue de La Gauchetiere Ouest
                             Bureau 3700
                             Montreal, Quebec
                             Canada
                             H3B 4Y7

Young, Victor Leyland        Chairman and Chief Executive Officer
                             Fishery Products International Limited
                             70 O'Leary Avenue
                             P.O. Box 550
                             St. John's, Newfoundland
                             Canada
                             A1C 5L1

[A] indicates an Associate Director


                                   BCE Inc.
                         Officers as of June 23, 1998

         Name                         Title                       Business Address
Anderson, William David       Chief Financial Officer         1800, rue de La Gauchetiere Ouest
                                                              Bureau 3700
                                                              Montreal, Quebec
                                                              Canada
                                                              H3B 4Y7

Bourke, Thomas John           Group Vice-President,           1600, boul. Rene-Levesque Ouest
                              Directories                     Bureau 1850
                                                              Montreal, Quebec
                                                              Canada
                                                              H3H 1P9

Conway, Michael               Vice-President and              1800, rue de La Gauchetiere Ouest
                              Comptroller                     Bureau 3700
                                                              Montreal, Quebec
                                                              Canada
                                                              H3B 4Y7

Fridman, Josef Josel          Chief Legal Officer             1800, rue de La Gauchetiere Ouest
                                                              Bureau 3700
                                                              Montreal, Quebec
                                                              Canada
                                                              H3B 4Y7

Lessard, Pierre Normand       Vice-President and              1800, rue de La Gauchetiere Ouest
                              Treasurer                       Bureau 3700
                                                              Montreal, Quebec
                                                              Canada
                                                              H3B 4Y7

Monty, Jean Claude            President and Chief             1000, rue de La Gauchetiere Ouest
                              Executive Officer               Bureau 3800
                                                              Montreal, Quebec
                                                              Canada
                                                              H3B 4Y7

Nicholson, Peter John         Exec. Vice-President,           1000, rue de La Gauchetiere Ouest
   MacKenzie                  Corporate Strategy              Bureau 3700
                                                              Montreal, Quebec
                                                              Canada
                                                              H3B 4Y7

Pickford, Barry Walter        Vice-President, Taxation        1000, rue de La Gauchetiere Ouest
                                                              Bureau 3700
                                                              Montreal, Quebec
                                                              Canada
                                                              H3B 4Y7

Ryan, Marc James              V.P., Associate General         1000, rue de La Gauchetiere Ouest
                              Counsel and Corporate           Bureau 3700
                              Secty.                          Montreal, Quebec
                                                              Canada
                                                              H3B 4Y7

Sharpe, Peter Mason           Vice-President, Corporate       1000, rue de La Gauchetiere Ouest
                              Service                         Bureau 3700
                                                              Montreal, Quebec
                                                              Canada
                                                              H3B 4Y7

Wilson, Lynton Ronald         Chairman of the Board           1800, rue de La Gauchetiere Ouest
                                                              Bureau 3700
                                                              Montreal, Quebec
                                                              Canada
                                                              H3B 4Y7

